UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2018 (August 22, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102

(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 23, 2018, Boston Omaha Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the acquisition of assets from Key Outdoor, Inc. (“Key”), Angela K. Dahl and Robert A. Dahl. On October 16, 2018, the Company filed a Current Report on Form 8-K/A (the “Subsequent 8-K”) to provide the historical audited and unaudited financial statements of Key and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items. The Subsequent 8-K included Exhibit 99.3, which included the pro forma combined financial information, and although “Net Income (Loss) Before Income Tax,” “Net Income (Loss),” and “Net Income (Loss) Attributable to Common Stockholders” were correct, a line item entitled “Unrealized gains (loss) on securities” was inadvertently omitted from the Unaudited Pro Forma Consolidated Statement of Operations For the Six Months Ended June 30, 2018. This Current Report on Form 8-K/A amends the Subsequent 8-K to include the inadvertently omitted line item from Exhibit 99.3.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS

(b)                      Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2018, the unaudited pro forma consolidated statements of operations of the Company for the six months ended June 30, 2018 and for the year ended December 31, 2017, and the notes to the unaudited pro forma consolidated financial statements, all giving effect to the acquisition by the Company of Key are filed herewith as Exhibit 99.3.

(d)                      Exhibits.

The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.3

Unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2018, Unaudited Pro Forma Consolidated Statements of Operations of the Company for the Six Months Ended June 30, 2018 and the Year Ended December 31, 2017, and Notes to the Unaudited Pro Forma Consolidated Financial Statements, all giving effect to the acquisition by the Company of Key.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: October 29, 2018

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